February 1-2, 2023 NASDAQ: CLBK

SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS,” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS SUCH AS “WILL”, “WOULD”, “SHOULD”, “COULD”, “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN COLUMBIA FINANCIAL’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN INTEREST RATES, HIGHER INFLATION AND THEIR IMPACT ON NATIONAL AND LOCAL ECONOMIC CONDITIONS, CHANGES IN MONETARY AND FISCAL POLICIES OF THE U.S. TREASURY, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM AND OTHER GOVERNMENTAL ENTITIES, COMPETITIVE PRESSURES FROM OTHER FINANCIAL INSTITUTIONS AND FINANCIAL SERVICES COMPANIES, THE EFFECTS OF GENERAL ECONOMIC CONDITIONS ON A NATIONAL BASIS OR IN THE LOCAL MARKETS IN WHICH THE COMPANY OPERATES IN, INCLUDING CHANGES THAT ADVERSELY AFFECT A BORROWERS’ ABILITY TO SERVICE AND REPAY THE COMPANY’S LOANS, THE EFFECT OF THE COVID-19 PANDEMIC, INCLUDING ON OUR CREDIT QUALITY AND BUSINESS OPERATIONS, AS WELL AS ITS IMPACT ON GENERAL ECONCOMIC AND FINANCIAL MARKET CONDITIONS, CHANGES IN THE VALUE OF SECURITIES IN THE COMPANY’S PORTFOLIO; CHANGE IN LOAN AND DEFAULT AND CHARGE-OFF RATES, FLUCTUATIONS IN REAL ESTATE VALUES, THE ADEQUACY OF LOAN LOSS RESERVES; DECREASES IN DEPOSIT LEVELS NECESSITATING INCREASED BORROWING TO FUND LOANS AND SECURITIES; LEGISLATIVE CHANGES AND CHANGES IN GOVERNMENTAL REGULATION; CHANGES IN ACCOUNTING STANDARDS AND PRACTICES; DEMAND FOR LOANS IN THE COMPANY’S MARKET AREA; THE COMPANY’S ABILITY TO ATTRACT AND MAINTAIN DEPOSITS; RISKS RELATED TO THE IMPLEMENTATION OF ACQUISITIONS, DISPOSITIONS, AND RESTRUCTURINGS; THE RISK THE COMPANY MAY NOT BE SUCCESSFUL IN THE IMPLEMENTATION OF ITS BUSINESS STRATEGIES OR ITS INTEGRATION OF ACQUIRED FINANCIAL INSTITUTIONS AND BUSINESSES; AND CHANGES IN ASSUMPTIONS USED IN MAKING SUCH FORWARD-LOOKING STATEMENTS WHICH ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THOSE SET FORTH IN ITEM 1A OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AND THOSE SET FORTH IN THE COMPANY’S QUARTERLY REPORTS ON FORM 10-Q AND CURRRENT REPORTS ON FORM 8-K, ALL FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. TRADEMARKS REFERRED TO IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS, ALTHOUGH FOR PRESENTATION CONVENIENCE WE MAY NOT USE THE ® OR THE ™ SYMBOLS TO IDENTIFY SUCH TRADEMARKS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. i

NON-GAAP FINANCIAL MEASURES THIS PRESENTATION CONTAINS FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). THIS PRESENTATION ALSO CONTAINS CERTAIN NON-GAAP INFORMATION THAT THE COMPANY’S MANAGEMENT USES IN ITS ANALYSIS OF THE COMPANY’S FINANCIAL RESULTS, INCLUDING CORE NET INCOME, CORE RETURN ON AVERAGE ASSETS, CORE RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY AND CORE EFFICIENCY RATIO. SPECIFICALLY, THE COMPANY PROVIDES MEASURES BASED ON WHAT IT BELIEVES ARE ITS OPERATING EARNINGS ON A CONSISTENT BASIS, AND EXCLUDES MATERIAL NON-ROUTINE OPERATING ITEMS WHICH AFFECT THE GAAP REPORTING OF RESULTS OF OPERATIONS. THE COMPANY’S MANAGEMENT BELIEVES THAT PROVIDING THIS INFORMATION TO ANALYSTS AND INVESTORS ALLOWS THEM TO BETTER UNDERSTAND AND EVALUATE THE COMPANY’S CORE FINANCIAL RESULTS FOR THE PERIODS PRESENTED. BECAUSE NON-GAAP FINANCIAL MEASURES ARE NOT STANDARIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON-GAAP FINANCIAL MEASURES HAVING THE SAME OR SIMILAR NAMES. THE COMPANY ALSO PROVIDES MEASUREMENTS AND RATIOS BASED ON TANGIBLE STOCKHOLDERS’ EQUITY. THESE MEASURES ARE COMMONLY UTILIZED BY REGULATORS AND MARKET ANALYSTS TO EVALUATE THE COMPANY’S FINANCIAL CONDITION AND, THEREFORE, THE COMPANY’S MANAGEMENT TEAM BELIEVES THAT SUCH INFORMATION IS USEFUL TO INVESTORS. A RECONCILIATION OF THE NON-GAAP FINANCIAL MEASURES USED IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES IS PROVIDED IN THE APPENDIX TO THIS PRESENTATION. ii

2022 HIGHLIGHTS Our financial results remain strong and we continued to expand our franchise during 2022. Below are some highlights through December 31, 2022:  Completed the acquisition and integration of RSI Bank  Reported net income of $86.2 million, or $0.82 per basic and $0.81 per diluted share  Core return on average assets(1) and return on core average tangible equity (1) were 0.93% and 9.56%, respectively  Continued to grow a strong, well positioned balance sheet • Asset growth of 12.8% to $10.4 billion • Loans receivable growth of 20.7% to $7.7 billion • Deposit growth of 5.7% to $8.0 billion  Grew net interest income 14.4% to $266.8 million  Maintained strong asset quality - nonperforming assets to total assets was 0.06% at December 31, 2022  Continued our ongoing investment in new digital initiatives to improve the customer experience, increased product offerings, enhanced security, and improved efficiencies  Repurchased 4.5 million shares of our common stock for $94.0 million  Continued to attract diverse talent throughout our organization 1 See the appendix for the reconciliation of GAAP to Non-GAAP financial measures. (1) Represents a Non-GAAP financial measure.

FRANCHISE 2 Source: S&P Global, deposit data as of June 30, 2022 Number of Branches Total Deposits In Market ($000) Market Share (%) New Jersey Bank of America Corporation (NC) 1 198 79,650,717 17.22 The Toronto-Dominion Bank 2 226 62,219,625 13.45 Wells Fargo & Co. (CA) 3 235 48,856,057 10.56 The PNC Finl Svcs Grp (PA) 4 227 45,147,971 9.76 JPMorgan Chase & Co. (NY) 5 188 42,035,038 9.09 Valley National Bancorp (NY) 6 129 21,661,955 4.68 Citizens Financial Group Inc. (RI) 7 118 14,750,780 3.19 Banco Santander S.A. 8 104 13,239,281 2.86 Provident Financial Services (NJ) 9 89 10,371,343 2.24 OceanFirst Financial Corp. (NJ) 10 36 9,208,689 1.99 Lakeland Bancorp (NJ) 11 69 8,369,346 1.81 Columbia Financial Inc. (NJ) 12 66 8,098,910 1.75 Capital One Financial Corp. (VA) 13 20 6,448,120 1.39 M&T Bank Corp. (NY) 14 66 6,014,003 1.30 ConnectOne Bancorp Inc. (NJ) 15 15 5,873,252 1.27 Total For Institutions In Market 2,453 462,503,967 Deposit Market Share Data Institution (ST) 2022 Rank 2022

OWNERSHIP STRUCTURE AS OF 12/31/22 3 Actual 12/31/22 Ownership % MHC Shares 76,016,524 69.7% Minority Shares 32,953,952 30.3% Total Shares 108,970,476 100.0% Owns 69.7%   Own 30.3% Columbia Bank, MHC Columbia Financial, Inc. Columbia Bank Freehold Bank (1) Public Stockholders 1. Columbia Financial expects that Freehold Bank will be merged into Columbia Bank in November 2023

FINANCIAL CONDITION 4 Financial Condition ($ in thousands) 12/31/2022 12/31/2021 12/31/2020 12/31/2019 12/31/2018 Total Assets $ 10,408,169 $ 9,224,097 $ 8,798,536 $ 8,188,694 $ 6,691,618 Total cash and cash equivalents 179,228 70,963 422,957 75,547 42,201 Securities available for sale, at fair value 1,328,634 1,703,847 1,316,952 1,098,336 1,032,868 Securities held to maturity, at amortized cost 421,523 429,734 262,720 285,756 262,143 Loans receivable, net 7,624,761 6,297,912 6,107,094 6,135,857 4,916,840 Deposits 8,001,159 7,570,216 6,778,624 5,645,842 4,413,873 Borrowings 1,127,047 377,309 799,364 1,407,022 1,189,180 Total Stockholders’ Equity 1,053,595 1,079,081 1,011,287 982,517 972,060

FINANCIAL PERFORMANCE 5 Operating Data ($ in thousands) FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2020 2019 2018 Interest Income $ 309,670 $ 270,150 $ 295,711 $ 261,083 $ 226,290 Interest Expense 42,893 37,016 74,138 88,712 62,256 Net Interest Income 266,777 233,134 221,573 172,371 164,034 Provision for (Reversal of) Credit Losses (1) 5,485 (9,953) 18,447 4,224 6,677 Non-Interest Income 30,400 38,831 31,270 31,636 21,688 Non-Interest Expense 174,816 155,737 158,139 128,701 145,386 Pre-Tax Income 116,876 126,181 76,257 71,082 33,659 Income Tax Expense 30,703 34,132 18,654 16,365 10,923 Net Income $ 86,173 $ 92,049 $ 57,603 $ 54,717 $ 22,736 Core Net Income (2) $ 90,853 $ 94,031 $ 63,033 $ 54,873 $ 50,123 (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior year periods have not been restated. (2) Represents a Non-GAAP financial measure. See the appendix for the reconciliation of GAAP to Non-GAAP financial measures.

FINANCIAL PERFORMANCE 6 See the appendix for the reconciliation of GAAP to Non-GAAP financial measures. (1) Represents a Non-GAAP financial measure.

• As part of our business plan, the Company intends to continue to grow all segments of its loan portfolio, but will place a greater emphasis on commercial segments • The Company continues to add seasoned commercial lenders from regional and money center banks • As a community banking organization, the Company differentiates itself by focusing on relationships and self-sourced originations • Loans are largely focused in NJ, PA and the suburbs of NY. Originations in New York City are limited • The Company intends to sell a portion of its residential loan originations to support the growth of servicing fee income 7 LOAN TYPE ($ in thousands) 12/31/2022 12/31/2018 % CHANGE Residential Real Estate $ 2,860,184 $ 1,830,186 56.3% Home Equity / Consumer 277,727 394,600 -29.6% Multifamily and Commercial Real Estate 3,652,601 2,142,154 70.5% Construction 336,553 261,473 28.7% Commercial Business 497,469 333,876 49.0% Total Loans 7,624,534 4,962,289 53.6% Purchased Credit Deteriorated Loans 17,059 _ Net Deferred Loan Costs 35,971 16,893 Allowance for Credit Losses (1) (52,803) (62,342) Loans Receivable, Net 7,624,761 $ 4,916,840 LENDING (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior year periods have not been restated.

 Conservative credit culture  Self-sourced lending  Proactively sell problem loans  Currently, there are no remaining COVID deferrals  On January 1, 2022, the Company adopted ASU 2016-13. The adoption resulted in a $16.8 million decrease in our allowance for credit losses. 8 Data: S&P Global NCOs / avg loans were annualized. Peers are: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, NBTB, OCFC, PGC, PFS, SARS and WSFS ASSET QUALITY Columbia’s NPA / Total Asset ratio was 0.06% at 12/31/22 Columbia’s ACL / Total Asset ratio was 0.69% at 12/31/22Columbia’s NCOs / Avg Loan ratio was 0.00% for 2022.

• Commercial deposit growth is sourced through our retail branch network in conjunction with the efforts of our business development and commercial lending teams • Consumer deposit growth is driven through our branch network leveraging our community involvement • The Company places a heavy emphasis on checking products • Almost all commercial banking credit relationships have deposit relationship requirements • We have increased our focus on commercial treasury services as a means of deepening our customer relationships and providing enhanced customer services for an appropriate fee 9 DEPOSITS

MERGERS & ACQUISITIONS Completed IPO 2018 Acquired Stewardship 2019 Acquired Roselle Acquired Freehold 2021 Acquired RSI 20222020 Sold 43% of Columbia Financial and raised $498 million in gross proceeds. Granted 3% of the shares to the Columbia Bank Foundation Pro Forma TCE was 15.6% $136 million cash acquisition Community bank with $962 million in assets and $783 million in deposits In market transaction adding seven branches, net of closures Mutual Merger $316 million in assets and $210 million in deposits at two branches Freehold Bank is expected to merge into Columbia Bank in November 2023 Mutual Merger $422 million in assets and $333 million in deposits In market transaction adding three branches, net of a closure Mutual Merger – Closed 5/1/22 $595 million in assets and $503 million in deposits In market transaction adding three branches, net of a closure Columbia intends to continue to explore mutual, bank and nonbank acquisitions in a disciplined manner. 10

STOCK PERFORMANCE 11 Source: S&P Global with data measured from closing price on first day of trading through January 25, 2023

TECHNOLOGY & DIGITAL STRATEGY ROADMAP 12

CONSUMER BANKING – NEW PRODUCTS & CAPABILITIES 16 DIGITAL MORTGAGE Deployed Digital Platform to Transform Mortgage Process • Simplified client experience • Ease of application entry • Automated data collection • Mobile document upload • Positioned for technological advancements CREDIT CARDS Consumer and Commercial Credit Cards • Real-time credit decisions • Competitive reward platform • Convenient online and in branch accessibility CLIENT EXPERIENCE ENHANCEMENTS New Website • Enhanced navigation and mobile responsiveness Small Business Lending Tool • Auto decisioning and online portal Appointment Scheduler • Ability to schedule in-person or virtual appointments with bankers External Loan Payments • Additional ways to make real time loan payments 13

 Management continues to focus on leveraging the capital raised in the IPO through a combination of organic growth, acquisitions and repurchases  CLBK does not expect to pay cash dividends to shareholders while in the MHC structure as it is not a “grandfathered” MHC under the Dodd Frank Act and therefore the MHC cannot waive dividends from CLBK  Regulatory capital ratios are strong CAPITAL MANAGEMENT 14 Repurchases not permitted within first year post IPO

$10 BILLION BANK 15  Strategically, with our existing capital and potentially additional capital in the future, the Company always planned to grow past the $10 billion threshold  Consolidated total assets exceeded $10 billion at December 31, 2022  The trigger for enhanced regulatory oversight is four consecutive quarters with assets over $10 billion  Management expects to remain over $10 billion in total assets  The Company has increased risk management, compliance and audit staffing to address elevated regulatory expectations.  Management projects that the Durbin Amendment will reduce annual interchange income by approximately $2.6 million  Management expects this impact will begin in the third quarter of 2023

ORGANIZATIONAL CONSIDERATIONS 16  Management and the Board of Directors are aware of the opportunities afforded by a second step conversion  We believe that being “well positioned” to execute a second step conversion is important  Therefore, management is focused on:  Building the growth engine so we can leverage the amount of capital raised in a second step  Deploying the remaining excess capital from the initial MHC offering  Continuing to evaluate potential merger opportunities and  Improving profitability and franchise value Legal Disclaimer: While we continue to evaluate our organizational structure, we have no current plans to undertake a second step conversion nor is there any assurance that we will undertake such a conversion in the future.

ENVIRONMENTAL SOCIAL AND GOVERNANCE (“ESG”)  Environmental Sustainability has a Columbia Bank Foundation grant target allocation  Partnered with W.B. Mason to expand the use of sustainable/green supplies  Digital initiatives are reducing paper  Hybrid work environment is reducing commuting  Environmental risk management standards have resulted in groundwater and soil remediation 17 Environmental  All Directors, other than the CEO, are independent  Independent Chairman  Board training and self evaluation  Mandatory Board Retirement Age  Meaningful Board and Management team stock ownership requirements  Oversight of ESG assigned to Nominating/Corporate Governance Committee  Maintained an ESG Committee (Management Committee)  Requires Annual Core Compliance Curriculum Governance  “Team Columbia” near 100% participation in more than 200 events in 2022.  PPP originations exceeded $700 million with a strong emphasis on disadvantaged markets and minority owned businesses  $2.6 million of donations, sponsorships and grants in 2022  Deposit and credit solutions offered for the low income and underbanked segments  Employee Education and Advancement  Wellness initiatives Social Female Minority Board 33% 22% Executives: 27% 27% SVP and Above 29% 22%  Oversight of Human Capital Management, including DEI assigned to Compensation Committee  Appointed a DEI Officer in 2021  Established eight employee resource groups  Sponsored 56 DEI events in 2022  Requires two DEI training classes Diversity, Equity and Inclusion (“DEI”)

RECENT EXECUTIVE ADDITIONS 18 Mr. Prabhu joined October 12, 2022. Mr. Prabhu has experience at leading institutions including Peoples United Bank N.A. He held the title of Chief Technology Officer where he led the IT strategy and technology transformation for People's United. Through his tenure and senior leadership roles at People’s United, he led enterprise architecture, data architecture, IT governance, business intelligence, marketing analytics, and data quality with a heavy focus on digital transformation. He holds an MBA from Thiagarajar School of Management (TSM) - Madurai Kamaraj University in India and a Bachelor of Technology Degree in Electrical & Electronics Engineering from Rajiv Gandhi Institute of Technology (RIT) - Mahatma Gandhi University in India. Manesh B. Prabhu Executive Vice President, Chief Information Officer Mr. Rickert joined September 12, 2022. Mr. Rickert has diversified experience at premier institutions including senior leadership roles for JPMorgan Chase Bank, N. A. (JPMC). Most recently, he was the Market Executive for Middle Market Banking and Specialized Industries at JPMC where he oversaw all facets of the portfolio, including sales and client profitability in New Jersey. Previously, Mr. Rickert served as Credit Risk Director where he managed the credit, counterparty, and market risk undertaken by the firm. Prior to that, he held banking and credit roles at Wells Fargo and HSBC. Mr. Rickert holds an MBA from Baruch College and a Bachelor of Arts Degree in Economics and History from The Pennsylvania State University. Matthew W. Rickert Executive Vice President, Chief Credit Officer Mrs. Rinaldi, who was appointed Executive Vice President, Corporate Governance and Culture on December 6, 2022, joined in 2000 as a Teller and quickly rose to the role of Assistant Branch Manager. She was promoted to the BSA/AML Supervisor position. She was appointed to Corporate Secretary in 2013. Since 2014, Mrs. Rinaldi has served as the Bank’s Senior Vice President, Corporate Governance. She will continue to oversee the Corporate Governance, Executive Administration, Community Development and Corporate Facilities departments. In addition, she will oversees the Bank’s OCC and SEC compliance requirements, the Companies’ Environmental, Social and Governance (ESG) strategy, as well as community support initiatives consisting of Team Columbia, the Community Reinvestment Act (CRA) and the Columbia Bank Foundation. Mayra L. Rinaldi Executive Vice President, Corporate Governance and Culture Ms. Walden joined June 16, 2022. Ms. Walden has spent more than two decades at Fortune 50 financial services institutions, including Ernst & Young and Prudential, and more recently at three smaller entities including a mid-cap bank, a technology start-up, and a global manufacturing company. Ms. Walden, a lifetime Girl Scout, serves as the executive Board Chair of the Chalet Foundation, in Adelboden, Switzerland and and Member of the Friends of Chalet Committee in New York City. A doctoral candidate in strategic leadership at Liberty University, Ms. Walden holds a Master’s Degree in Organizational Development and Leadership from St. Joseph’s University, and a Bachelor’s Degree from St. Lawrence University. Jenifer W. Walden Executive Vice President, Chief Human Resources Officer

STRATEGIC FOCUS 19  Continue our controlled organic growth strategy being mindful of economic conditions and evaluate acquisitions opportunistically  Focus on controlling funding costs to maintain margin  Emphasize our commercial lines of business to continue our migration toward a commercial bank balance sheet  Build our core deposit base with an emphasis on commercial treasury services  Increase our emphasis on digital strategy to address customer preferences and gain operating efficiencies  Continue ESG programming and diversity initiatives  Selectively add de novo branches in targeted markets and consolidate branches where appropriate  Repurchase shares on a disciplined basis  Manage our level of operating expenses to improve our efficiency ratio  Maintain credit discipline and continue to bolster risk management for regional bank oversight with assets exceeding $10 billion

QUESTIONS AND ANSWERS

CORE NET INCOME Performance Ratios ($ in thousands) FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2020 2019 2018 Reconciliation to Core Net Income Net Income $86,173 $92,049 $57,603 $54,717 $22,736 Less: Gain on securities transactions, net of tax (156) (1,481) (279) (2,006) (79) Less: Insurance settlement, net of tax (486) -- -- -- -- Add: Charitable contribution to foundation, net of tax -- -- -- -- 27,466 Add: Merger-related expenses, net of tax 2,210 974 1,500 2,162 -- Add: Voluntary early retirement plan expenses, net of tax -- -- 2,255 -- -- Add: Litigation expenses, net of tax 2,913 -- -- -- -- Add: Loss on extinguishment of debt, net of tax -- 2,079 879 -- -- Add: Branch closure expense, net of tax 199 410 1,075 -- -- Core Net Income $90,853 $94,031 $63,033 $54,873 $50,123

CORE ROAA AND ROATE Performance Ratios ($ in thousands) FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2020 2019 2018 Return on Average Assets 0.88% 1.01% 0.66% 0.77% 0.36% Net Income $86,173 $92,049 $57,603 $54,717 $22,736 Average Assets $9,741,822 $9,103,003 $8,744,973 $7,086,854 $6,319,249 Core Return on Avg. Assets 0.93% 1.03% 0.72% 0.77% 0.79% Core Net Income $90,853 $94,031 $63,033 $54,873 $50,123 Total Average Stockholders Equity $ 1,065,338 $ 1,024,914 $ 1,016,097 $ 994,925 $ 791,889 Less: Average Goodwill (103,477) (79,842) (79,593) (14,775) (5,716) Less: Average Core Deposit Intangible (11,352) (5,717) (6,769) (1,478) - Total Average Tangible Stockholders Equity $ 950,509 $ 939,355 $ 929,735 $ 978,672 $ 786,173 Core Return on Average Tangible Equity 9.56% 10.01% 6.78% 5.61% 6.38%

Performance Ratios ($ in thousands) FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2020 2019 2018 Efficiency Ratio 58.83% 57.26% 62.54% 63.09% 78.28% Net Interest Income $266,777 $233,134 $221,573 $172,371 $164,034 Non-Interest Income 30,400 38,831 31,270 31,636 21,688 Total Income 297,177 271,965 252,843 204,007 185,722 Non-Interest Expense $174,816 $155,737 $158,139 $128,701 $145,386 Core Efficiency Ratio 56.64% 56.13% 59.65% 62.54% 59.60% Non-Interest Income $30,400 $38,831 $31,270 $31,636 $21,688 Less: Gain on securities transactions (210) (2,025) (370) (2,612) (116) Less: Insurance settlement (650) -- -- -- -- Core Non-Interest Income $29,540 $36,806 $30,900 $29,024 $21,572 Non-Interest Expense $174,816 $155,737 $158,139 $128,701 $145,386 Less: Charitable contribution to foundation -- -- -- -- (34,767) Less: Merger-related expenses (2,810) (822) (1,931) (2,755) -- Less: Voluntary early retirement plan expenses -- -- (3,018) -- -- Less: Litigation expenses (3,916) -- -- -- -- Less: Loss on extinguishment of debt -- (2,851) (1,158) -- -- Less: Branch closure expense (266) (548) (1,434) -- -- Core Non-Interest Expense $167,824 $151,516 $150,598 $125,946 $110,619 CORE EFFICIENCY RATIO